UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2016

WideOpenWest Finance, LLC

(Exact name of registrant as specified in its Charter)

Delaware	333-187850	31-1811298
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7887 East Belleview Avenue, Suite 1000 Englewood, Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (720) 479-3500

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

On August 19, 2016, WideOpenWest Finance, LLC (the “Company”) entered into a sixth amendment (the “Sixth Amendment”) to its Credit Agreement, dated as of July 17, 2012, as amended (the “Credit Agreement”) among the Company and the other parties thereto. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement.

The Sixth Amendment, among other provisions, provides for the addition of a new $2.065 billion seven year Term B Loan which bears interest, at the Company’s option, at LIBOR plus 3.50% or ABR plus 2.50% and includes a 1.00% LIBOR floor.  The new Term B Loan has a maturity date of August 19, 2023, unless the earlier maturity dates set forth below are triggered under the following circumstances.

The Term B Loan will mature on April 15, 2019 if (i) any of the Company’s existing outstanding Senior Unsecured Notes are outstanding on April 15, 2019, or (ii) any future indebtedness with a final maturity date prior to the date that is 91 days after August 19, 2023 is incurred to refinance the Company’s existing Senior Unsecured Notes.  The Term B Loan will mature on July 15, 2019 if (i) any of the Company’s existing Senior Subordinated Notes are outstanding on July 15, 2019, or (ii) any indebtedness with a final maturity prior to the date that is 91 days after August 19, 2023 is incurred to refinance the Company’s existing Senior Subordinated Notes.

Proceeds from the issuance of the new Term B Loans were used to repay in full the existing $1.825 billion Term B Loan, which had a maturity date of April 15, 2019 and which bore interest at the same rates described above. The Company expects to use the remaining $240.0 million in proceeds to fund the Company’s pending acquisition of Nulink and to redeem a portion of the Company’s 13.375% Senior Subordinated Notes.

The foregoing summary is qualified in its entirety by reference to the Third Amendment attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 8.01              Other Events.

On August 19, 2016, the Company issued a press release announcing the entry into the Sixth Amendment. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01           Financial Statements and Exhibits.

(d)                                                         Exhibits

No.	Description
99.1	Press Release dated August 19, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIDEOPENWEST FINANCE, LLC

Date: August 19, 2016	By:	/s/ Richard E. Fish, Jr.
Richard E. Fish, Jr.
Chief Financial Officer

EXHIBIT INDEX

No.	Description
99.1	Press Release dated August 19, 2016